UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 12, 2008

Inform Worldwide Holdings, Inc.
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(Exact name of registrant as specified in its charter)
Florida                                                      0-29994                                           20-3379902
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(State or other jurisdiction of jurisdiction)  (Commission File Number)    (IRS Employer Identification No.)

2501 North Green Valley Parkway, Suite 111, Henderson, NV 89014
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(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (702) 317-2300

2501 North Green Valley Parkway, Suite 110, Henderson, NV 89014
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 12, 2008, Inform Worldwide Holdings, Inc.’s (the “Company”) wholly owned subsidiary, PrimaCare Health Services, Inc. (“PrimaCare”) entered into a management services agreement (the “Agreement”) with MJM Business Enterprises, Inc. (“MJM”).

Pursuant to the Agreement, PrimaCare engaged MJM to provide management consulting services for PrimaCare’s physician practice management services business and Medical Resources, LLC (the “Practice”), a medical services provider and wholly owned subsidiary of the Company for which PrimaCare provides physician practice management services. The services to be provided by MJM include advice and assistance with respect to billing and collection, staffing, advertising and marketing, financial reporting, administrative matters, risk management, quality assurance, and medical management services. PrimaCare will pay MJM a monthly management fee of the greater of $20,000 or 50% of the gross monthly revenues earned by PrimaCare due to the performance of services for or on behalf of the Practice, whether delivered by the PrimaCare or MJM. In addition, PrimaCare will pay MJM a performance bonus equal to 15% of the net revenues of the Practice, but such performance bonus will only be paid in the event that PrimaCare does not acquire RMA MSO (a subsidiary of MJM) from MJM or MJM does not have an equity position in PrimaCare on or before September 30, 2008.

The Agreement has an initial term that commences on April 12, 2008 and ends on April 1, 2009, which may be terminated upon 90 days’ written notice by either party. The Agreement will renew automatically for like terms unless a party gives written notice at least 90 days prior to expiration.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	Management Services Agreement, dated April 12, 2008, by and between MJM Business Enterprises, Inc. and PrimaCare Health Services, Inc.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 INFORM WORLDWIDE HOLDINGS, INC.

        By:   /s/ Ashvin Mascarenhas
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               Name:  Ashvin Mascarenhas
                       Title:  Chief Executive Officer

Date:           April 24, 2008